City National Rochdale High Yield Bond Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 31, 2019

Class: Institutional Class Servicing Class Class N	Ticker: (CNIHX) (CHYIX) (CHBAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2019, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2018, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your shares directly with the Fund), or from your financial intermediary, such as a broker-dealer or bank, (if you hold your shares through a financial intermediary). Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with a Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 209-1967 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (866) 209-1967 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the City National Rochdale Funds you hold directly or through your financial intermediary, as applicable.

City National Rochdale High Yield Bond Fund

INVESTMENT GOAL

The City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund” or the “Fund”) seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Servicing Class		Class N
Management Fees		0.60%		0.60%		0.60%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses	0.44%		0.44%		0.44%
Total Other Expenses		0.44%		0.69%		0.69%
Total Annual Fund Operating Expenses		1.04%		1.29%		1.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 106	$ 331	$ 574	$ 1,271
Servicing Class	$ 131	$ 409	$ 708	$ 1,556
Class N	$ 157	$ 486	$ 839	$ 1,834

PORTFOLIO TURNOVER

The High Yield Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the High Yield Bond Fund’s net assets (plus any borrowings for investment purposes) consists of fixed income securities rated below investment grade (commonly referred to as “junk bonds”). In particular, the Fund invests in corporate bonds and debentures, convertible securities (securities that may be exchanged, at the option of the holder, for equity securities), bank loans, preferred securities, zero coupon obligations, pay-in-kind bonds and debt securities that are issued by U.S. and foreign issuers, including governments. The Fund’s sub-adviser seeks to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers and industries. The average maturity of the Fund’s investments varies, and there is no limit on the maturity of any security held by the Fund. The Fund typically invests in fixed income securities rated at least CCC by Standard & Poor’s Ratings Services or Caa2 by Moody’s Investors Service at the time of investment, or, if unrated, determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), or sub-adviser to be of comparable quality. There is no bottom

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limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may also invest in securities and debt of distressed issuers or issuers in default at the time of purchase. Although the sub-adviser considers credit ratings in selecting investments for the Fund, the sub-adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The sub-adviser’s security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. The sub-adviser does not limit the Fund’s investments to securities of a particular maturity range. The Fund may invest in unrated securities or retain a security after it has been downgraded if the Adviser or sub-adviser determines that doing so is in the best interests of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the High Yield Bond Fund, the Adviser, or the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Bank Loans – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

Convertible Securities – Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Interest Rate Risk of Preferred Stock – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

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Interest Rates –The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Investments in Loans – Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Management – The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Market Risk – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. In the past decade, financial markets around the world have experienced unprecedented volatility, depressed valuations, decreased liquidity and heightened uncertainty, and these market conditions may continue, recur, worsen or spread.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Special Situation Investments/Securities in Default – Investments in the securities and debt of distressed issuers or issuers in default (“Special Situation Investments”) involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

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Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the High Yield Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the High Yield Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 18.73% Q2 2009	Worst Quarter -5.03% Q3 2015

This table shows the average annual total returns of each class of the High Yield Bond Fund for the periods ended December 31, 2018. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2018)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	-4.09%	2.98%	10.14%
Return After Taxes on Distributions	-5.88%	0.34%	7.15%
Return After Taxes on Distributions and Sale of Fund Shares	-2.54%	1.05%	6.94%
Class N
Return Before Taxes	-4.31%	2.77%	9.87%
Institutional Class(1)
Return Before Taxes	-3.83%	3.24%	10.34%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (Reflects no deduction for fees, expenses or taxes)	-2.08%	3.84%	11.14%
Citigroup High Yield Market Capped Index(2) (Reflects no deduction for fees, expenses or taxes)	-2.22%	3.43%	10.47%

(1)	The Institutional Class shares were first offered on February 2, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

(2)

Previously, the Fund’s performance was compared to the Citigroup High Yield Market Capped Index as its benchmark. The Trust has elected to compare the Fund’s performance to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, as the Adviser and the Sub-Adviser believe that the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is more aligned with the Fund’s investment strategy. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed rate, taxable corporate bonds.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Servicing Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Institutional Class shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

INVESTMENT ADVISER

City National Rochdale, LLC

SUB-ADVISER

Federated Investment Management Company (“Federated”)

PORTFOLIO MANAGER

Mark E. Durbiano, a Senior Vice President, Senior Portfolio Manager, Head of Domestic High Yield Group, and Head of Bond Sector Pod/Committee of Federated, is primarily responsible for the day-to-day management of the Fund. Mr. Durbiano has served as portfolio manager of the High Yield Bond Fund since October 2018.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms. Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the High Yield Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The High Yield Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the High Yield Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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